
Bob Evans FARMS®
NASDAQ: BOBE
Investor Presentation
(revised 06.21.16)
Saed Mohseni, President and Chief Executive Officer
Mark Hood, Chief Administrative and Chief Financial Officer
Scott Taggart, VP, Investor Relations
Bob Evans

SAFE HARBOR STATEMENT

Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:

- Our inability to improve our operational and marketing execution and performance, including a failure to achieve and maintain positive same-store sales;
- Changing and adverse business conditions, including higher energy and commodity costs, including but not limited to protein costs for beef, pork (sows and other pork products) and chicken;
- Overall economic conditions that may affect consumer spending, either nationwide or in one or more of the Company's major markets;
- Competition in the restaurant and food products industries, including the ability to recruit, train, and retain qualified employees;
- Ability to control restaurant and plant operating costs, which are impacted by the availability and cost of food, labor, workers compensation, group health care, fuel and utilities such as gas, electricity and water;
- The effects of our increase of indebtedness and associated restrictions on our financial and operating flexibility;
- Adverse weather conditions in locations where we operate our restaurants impacting sales and customer travel;
- Consumer acceptance of changes in menu offerings, atmosphere and/or service procedures, as well as the price of menu and food product offerings;
- Consumer acceptance of our restaurant concepts in existing geographies;
- Consumer behavior based on negative publicity or concerns over nutritional or safety aspects of our food or products; and
- The actual results of pending, future or threatened litigation or governmental investigations and the costs and effects of negative publicity.

We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful. Certain risks, uncertainties and assumptions are discussed under the heading "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 24, 2015. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. It is impossible to predict or identify all such risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in our filings with the Securities and Exchange Commission, as well as press releases and other communications, should also be consulted. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

Bob Evans FARMS®

BOB EVANS RESTAURANTS	BEF FOODS


Bob Evans


Owens
Bob Evans
Sausage, Egg & Cheese
Breakfast Bakes
Oven Bake
Hash Brown Bake
Original
Owens

BUSINESS SEGMENTS *(FISCAL 2016)*

Revenue



Bob Evans RESTAURANT
71%
29%
BEF foods, inc

Non-GAAP Segment EBITDA[1]



Bob Evans RESTAURANT
56%
44%
BEF foods, inc

[1] Please refer to pages 28-31 for a reconciliation of non-GAAP to GAAP items.

NON-GAAP EBITDA[1] *($ millions)*: FY2014 - Present

CONSOLIDATED NON-GAAP EBITDA



$145.8
$134.8
$133.5
FY2014
FY2015
FY2016

Bob Evans Restaurant

FY2016	**$113.8**
FY2015	$128.2
FY2014	$153.9

Bob Evans Grocery Products

FY2016	**$90.9**
FY2015	$60.9
FY2014	$43.9

Bob Evans Farms *Corporate&Other*

FY2016	**($58.9)**
FY2015	($55.6)
FY2014	($63.0)

[1] Please refer to pages 28-31 for a reconciliation of non-GAAP to GAAP items.


8
49
34
1
14
53
192
7
1
14
22
30
15
27
2
7
4
47

527 restaurants in 18 states

as of 4/29/16

Full-service family restaurants featuring a wide variety of menu items for both on- and off-premises dining


Bob Evans

ALL THREE DAYPARTS SERVED (Q4 FY 2016)


Breakfast (6am-11am)
Average guest check: $9.47
32%
Dinner
(4pm-10pm)
Average guest check: $9.84
31%
37%
Lunch (11am-4pm)
Average guest check: $9.78

Breakfast item facts:

- ✓ ***Sales mix across all dayparts: ~39%***
- ✓ ***% of transactions with 1+ breakfast items across all dayparts: ~50%***

Net Sales (FY 2016) **$951.2 million** *($934.5 million on a 52-week basis)*

Average Annual Unit Sales (FY 2016) **$1.7 million**

Avg. Dine-In Guest Check/Per Guest (Q4 FY 2016) **$18.60/$9.69**

Average Carryout Check (Q4 FY 2016) **$15.75**

Bob Evans Restaurants' fiscal 2017 objective is to restore brand relevance through four key initiatives:

1. Reconfiguration of menu and price-value equation;
2. Selective food quality upgrades;
3. Marketing emphasis on value at every daypart, and most importantly;
4. Restoration of hospitality as a differentiator of Bob Evans Restaurants.


Bob Evans FARMS.
So fresh you can taste
THE DIFFERENCE

BOB EVANS RESTAURANTS: BEST-IN-CLASS BREAKFAST








Recent breakfast actions:

- Improved hotcakes and omelets
- Seasonal toppings on brioche, hotcakes, waffles and crepes
- Upgraded breakfast entrée ingredients including fresh sausage, fresh cracked eggs, fresh potatoes, fresh baked biscuits, not-from-concentrate orange juice, and an improved butter blend
- Recently named "Favorite Breakfast Chain" by Market Force Information®

BEST-IN-CLASS BREAKFAST IMPACT

Year-over-year % improvement following August 2015 "Best-in-Class" breakfast launch



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q1: May-Jul
Q2: Aug - Oct
Q3: Nov - Jan
Q4: Feb - Apr
50%
39%
% of transactions w/1+ breakfast entrees
breakfast item sales mix %







NATION'S
FAVORITE
BREAKFAST
CHAIN*
*Reported by Market Force Information®, January 2016



BREAKFAST
STARTING AT
4.99
EVERY DAY • ALL DAY
FARM VALUES
*Reported by Market Force Information®, January 2016

BOB EVANS RESTAURANTS: VALUE AT EVERY DAYPART


FARM-FRESH VALUE MENU
breakfasts
STARTING AT $4.99
FRESH-BAKED EVERY DAY, ALL SUMMER LONG.
NEW
STRAWBERRY BRIOCHE FRENCH TOAST
ALSO AVAILABLE
FARM-FRESH VALUE MENU
farmhouse lunch combos
STARTING AT $5.99
SERVED WITH YOUR CHOICE OF ENDLESS FRESHLY BAKED BREAD
BACON MAKES EVERYTHING BETTER.
BACON CHEESEBURGER
FARM-FRESH VALUE MENU
savor dinners
STARTING AT $6.99
PERFECT PORTIONS
PERFECT PRICE
PERFECT FOR ALL
Slow-Roasted TURKEY & Dressing
A FRESH TAKE ON SUMMER
NEW
STRAWBERRY BACON SALAD
IT'S BACK!
CHICKEN SALAD FRUIT PLATE
ALSO AVAILABLE

BOB EVANS RESTAURANTS: PORTFOLIO ANALYSIS *(FISCAL 2016)*


AUV ($000's)
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
AVERAGE UNIT SALES VOLUME BANDS
4-WALL EBITDA MARGIN % INSET(1)
23.7%
18.2%
13.9%
10.7%
9.5%
7.8%
Top 100 restaurants
101 - 200
201 - 300
301 - 400
401 - 500
501 -

[1] Pro-forma to reflect closed restaurants and impact of 2016 restaurant sale-leaseback transaction.

BOB EVANS RESTAURANTS: A SNAPSHOT OF THE FAMILY SEGMENT GUEST

Gender


Male
40%
Female
60%

Age
(average ~56)


18-34
10%
35-44
9%
45-54
18%
55-64
28%
65+
35%

Household Income
(average $65K)


below $50K
28%
$50K-$75K
21%
$75K-$100K
21%
Over $100K
30%

Employment Status


Retired
42%
White collar
23%
Healthcare
9%
Education
7%
Blue-collar
6%
Other
13%

BOB EVANS RESTAURANTS: 4Q AND FISCAL YEAR 2016 SAME-STORE SALES SUMMARY

Same-store sales% Daypart Performance		
Daypart	**4Q**	**FY16**
Breakfast	0.7%	0.2%
Lunch	(3.2)%	(2.4)%
Dinner	(6.2)%	(5.4)%
Total	**(3.0)%**	**(2.5)%**


Owens
Regular
Pork Sausage Patties
Bob Evans
New Look, Same Great Taste!
farm-fresh goodness
BISCUITS
Sausage, Egg & Cheese
ON THE GO
Breakfast Bakes
Burritos
Oven Bake
Hash Brown Bake
PORK SAUSAGE PATTIES
Original
PORK SAUSAGE LINKS
MASHED POTATOES
REGULAR

Bob Evans GROCERY PRODUCTS™

FOUR KEY LINES OF BUSINESS

Sausage, Refrigerated Sides, Frozen, and Food Service

Sold at 30,000+ retail locations


Bob Evans
Bob Evans/Owens
Bob Evans Growth Markets

BEF FOODS MARKET PENETRATION

Refrigerated Dinner Sides - National
Breakfast Sausage - Regional

Refrigerated Dinner Sides



Breakfast Sausage



BEF FOODS: OVERVIEW

Refrigerated side dishes




Bob Evans
MASHED POTATOES
Original




Bob Evans
TASTEFUL SIDES
Macaroni & Cheese

Breakfast sausage




12 LINKS
Bob Evans
Fully Cooked
Original


8 PATTIES
Bob Evans
Fully Cooked
Original


Bob Evans
PREMIUM CUTS OF PORK

Frozen products




single serve
Bob Evans
Croissants
Sausage, Egg & Cheese

BEF FOODS: OVERVIEW

Net Sales (Fiscal 2016) $387.6 million ($380.5 million on a 52-week basis)


FY 2010 Sales Mix (pounds)
Side Dishes(1)
36%
Food Service
2% insourced (2)
11%
35%
Retail Sausage
Other
9%
9%
Frozen

sausage mix (% of total sales): *42%*


FY 2016 Sales Mix (pounds)
Side Dishes(1)
51%
19%
Food Service
7% insourced (2)
Other 3%
Frozen 4%
23%
Retail Sausage

sausage mix (% of total sales): *29%*

[1] Side dish product lines include mashed potatoes, mac-n-cheese, pasta, vegetables, and seasonal favorites. [2] Insourced sales data reflects sales to Bob Evans Restaurants.

Sold at 30,000+ retail locations in 50 states and the District of Columbia

BEF Food's Normalized Operating Margin Range is ~ 15% to 18%*

1. *Sales mix shift toward higher-margin side-dish products*
2. *Plant efficiency initiatives*
3. *Channel mix shift toward higher-margin branded retail*
4. *Ongoing brand investments*

** Excludes 100-200bps of shared service costs not currently allocated*

BEF FOODS: BUSINESS STRATEGY

Grow Bob Evans from a strong regional food brand to a national food brand leveraging our market-leading refrigerated side-dish position, while protecting the #1 breakfast sausage position in core markets[1]

Refrigerated Side Dishes – Grow aggressively
Currently expanding Lima, Ohio, side-dish plant



Breakfast Sausage – Selective growth/maintain



Frozen - Maintain



Food Service – Selective growth

[1] Source: IRI Bob Evans Core MULO*, 52 weeks ending 5/15/16

BEF FOODS: REFRIGERATED SIDE-DISH PERFORMANCE

Refrigerated Side Dish Dollar Share ($576MM)[1]



Bob Evans 49%
Hormel 13%
Private Label 12%
Resers 9%
Simply Diners 9%
All Other 8%

Refrigerated Side Dish Dollar Velocity[1]



$7.38
$2.22
$2.82
$2.20
$2.23
Selling 3X faster than next closest competitor
Bob Evans
Hormel
Private Label
Resers
Simply Diners

Repeat Rate - Refrigerated Side Dishes[2]



65%
50%
50%
45%
51%
Bob Evans
Hormel
Private Label
Resers
Simply Diners

Bob Evans . . .

- ***#1 dinner side-dish brand*** [1, 3]
- ***50% share of dinner sides category Q4'16***[3]
- ***Mashed potatoes is #1 dinner side***
- ***Macaroni and cheese is #2 dinner side***

[1] IRI; 52 weeks ending 4-17-16; Total US MULO; Dollar Share, Avg Weekly $/MM ACV.
[2] IRI Panel; 52 weeks ending 4-17-16; Total US MULO; % of Buyers, 2x+ Buyers
[3] IRI Dollar Share, Total U.S. MULO – 12 weeks ending 4-17-16

DIVIDEND HISTORY *($ per share)*

Current quarterly dividend rate of $0.34 per share equates to $1.36 annually



$0.56
$0.60
$0.68
$0.78
$0.95
$1.075
$1.205
$1.24
$1.30
$1.36E
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017E

SHARE REPURCHASE/CAPEX/DIVIDEND HISTORY


Share Repurchases
Dividends
Capital Expenditures
($ millions)
$250
$200
$150
$100
$50
$0
$70
$28
$82
$63
$30
$118
$225
$32
$191
$0
$29
$75
$172 (1)
$28
$66
2012
2013
2014
2015
2016

(1) $78.5 million remaining on current share repurchase authorization. Share repurchases governed by adjusted leverage ratio. The Company's year-end fiscal 2016 pro-forma adjusted leverage ratio was 3.19x.

SUMMARY OF PERFORMANCE DRIVERS: FISCAL 2017 GUIDANCE

Guidance Metric	FY '17
Consolidated net sales	$1.28 to $1.33 billion
Bob Evans Restaurants same-store sales	negative low-single digit to flat
Bob Evans Restaurants commodity pricing	approximately flat
BEF Foods net sales	$400 to $420 million
BEF Foods sow cost (per hundredweight)	$52-$55
Capital expenditures	$75 to $80 million
Depreciation and amortization	$71 to $75 million
Net interest expense	$12 to $14 million
Tax rate	24% to 25%
Diluted weighted-average share count	approximately 20 million shares
Remaining share repurchase authorization	$78.5 million
GAAP diluted earnings per share	$1.95 to $2.12
Non-GAAP diluted earnings per share	$2.00 to $2.15

Current share repurchase authorization: up to $250 million *($171.5 million purchased through April 29, 2016)*

- **Create a <u>hospitality-</u> and <u>quality</u>-based brand experience**
- **Leverage strong brand equity across Bob Evans Restaurants and BEF Foods**
- **Profitable sales growth**
- **Free cash flow growth**
- **Increase efficiencies**
- **Allocate capital prudently**
- **Maintain prudent leverage**


Welcome
to my
Bob Evans
New Albany

Appendix


Bob Evans

HISTORICAL AND FORECASTED SOW COST PRICING – *(cost/hundredweight)*

10 year historical average sow cost: $51.99

Fiscal Year	Q1	Q2	Q3	Q4	Average
2016	$38.75	$53.31	$41.53	$42.84	$44.31
2015	$87.87	$78.82	$67.79	$43.02	$69.41
2014	$63.24	$77.33	$72.36	$78.47	$73.23
2013	$54.19	$43.22	$58.73	$59.07	$53.87
2012	$57.06	$67.82	$60.56	$60.41	$61.58
2011	$59.52	$60.47	$51.16	$59.05	$57.17

GAAP TO NON-GAAP RECONCILIATION: FISCAL 2016

(in thousands, except per share amounts)			Basic EPS		Diluted EPS	
	53 weeks ended April 29, 2016	52 weeks ended April 24, 2015	53 weeks ended April 29, 2016	52 weeks ended April 24, 2015	53 weeks ended April 29, 2016	52 weeks ended April 24, 2015
Operating Income (Loss) as Reported						
Bob Evans Restaurants	$ 34,793	$ 56,239				
BEF Foods	71,011	39,993				
Corporate and Other	(69,583)	(78,546)				
Operating Income	36,221	17,686				
Net interest expense	10,800	8,649				
Income Before Income Taxes	25,421	9,037				
Provision (benefit) for income taxes	1,199	(7,516)				
Net Income as reported	24,222	16,553	$ 1.14	$ 0.70	$ 1.13	$ 0.70
Less Diluted EPS Impact of 53rd week					$ (0.13)	
Adjusted Diluted EPS Excluding 53rd week					$ 1.00	
Adjustments						
Bob Evans Restaurants						
Impairments	6,710	6,174				
Severance/Restructuring	1,760	2,070				
Loss on Sale of Assets	9,560	—				
Activism, Strategic Initiatives and Other	—	465				
Litigation Reserves	7,156	6,000				
	25,186	14,709				
BEF Foods						
Impairments	—	2,761				
Severance/Restructuring	—	1,008				
Loss on Sale of Assets	3,606	—				
Activism, Strategic Initiatives and Other	—	17				
	3,606	3,786				

GAAP TO NON-GAAP RECONCILIATION: FISCAL 2016 (CONTINUED)

Corporate and Other						
Severance/Restructuring	1,165	2,663				
Loss on Sale of Assets	—	1,846				
Activism, Strategic Initiatives and Other	—	9,091				
CEO Separation	—	3,688				
	1,165	17,288				
Total adjustments						
Impairments	6,710	8,935				
Severance/Restructuring	2,925	5,741				
Loss on Sale of Assets	13,166	1,846				
Activism, Strategic Initiatives and Other	—	9,573				
CEO Separation	—	3,688				
Litigation Reserves	7,156	6,000				
	29,957	35,783				
Non-GAAP operating income (loss)						
Bob Evans Restaurants	59,979	70,948				
BEF Foods	74,617	43,779				
Corporate and Other	(68,418)	(61,258)				
Total non-GAAP operating income	66,178	53,469				
Adjustments to net interest expense	(480)	1,859				
Non-GAAP net interest expense	10,320	10,508				
Non-GAAP Income Before Taxes	55,858	42,961				
Adjustments to income tax provision	11,293	12,046				
Non-GAAP Provision for Income Taxes	12,492	4,530				
Non-GAAP Net Income	$ 43,366	$ 38,431	$ 2.03	$ 1.64	$ 2.02	$ 1.63
Less Diluted EPS Impact of 53rd week					$ (0.13)	
Adjusted Diluted EPS Excluding 53rd week					$ 1.89	
Weighted Average Shares Outstanding			21,336	23,489	21,494	23,649

GAAP TO NON-GAAP RECONCILIATION: FISCAL 2016 (CONTINUED)

	Consolidated Results				Bob Evans Restaurants			
	53 weeks ended		52 weeks ended		53 weeks ended		52 weeks ended	
	April 29, 2016	% of Sales	April 24, 2015	% of Sales	April 29, 2016	% of Sales	April 24, 2015	% of Sales
Operating income as reported								
Net Sales	$ 1,338,827		$ 1,349,190		951,212		$ 969,877	
Cost of sales	425,585	31.8%	457,744	33.9%	252,611	26.6%	258,677	26.7%
Operating wage and fringe benefit expenses	427,148	31.9%	423,539	31.4%	384,977	40.5%	381,874	39.4%
Other operating expenses	222,060	16.6%	217,991	16.2%	169,630	17.8%	169,018	17.4%
Selling, general and administrative expenses	139,822	10.5%	143,295	10.6%	46,984	4.8%	40,733	4.2%
Depreciation and amortization expense	79,607	5.9%	80,074	5.9%	53,833	5.7%	57,236	5.9%
Impairments	8,384	0.6%	8,861	0.7%	8,384	0.9%	6,100	0.6%
Total as reported	36,221	2.7%	17,686	1.3%	$ 34,793	3.7%	$ 56,239	5.8%
Adjustments								
Net Sales	—		—		—		—	
Cost of sales	—		—		—		—	
Operating wage and fringe benefit expenses	(1,135)		(43)		(1,135)		(43)	
Other operating expenses	—		(708)		—		(708)	
Selling, general and administrative expenses	(22,112)		(26,171)		(17,341)		(7,858)	
Depreciation and amortization expense	—		—		—		—	
Impairments	(6,710)		(8,861)		(6,710)		(6,100)	
Total Adjustments	29,957		35,783		25,186		14,709	
Non-GAAP operating income								
Net Sales	1,338,827		1,349,190		951,212		969,877	
Cost of sales	425,585	31.8%	457,744	33.9%	252,611	26.6%	258,677	26.7%
Operating wage and fringe benefit expenses	426,013	31.8%	423,496	31.4%	383,842	40.4%	381,831	39.4%
Other operating expenses	222,060	16.6%	217,283	16.1%	169,630	17.8%	168,310	17.4%
Selling, general and administrative expenses	117,710	8.9%	117,124	8.7%	29,643	3.0%	32,875	3.3%
Depreciation and amortization expense	79,607	5.9%	80,074	5.9%	53,833	5.7%	57,236	5.9%
Impairments	1,674	0.1%	—	—%	1,674	0.2%	—	—%
Total non-GAAP operating income	$ 66,178	4.9%	$ 53,469	4.0%	$ 59,979	6.3%	$ 70,948	7.3%

GAAP TO NON-GAAP RECONCILIATION: FISCAL 2016 (CONTINUED)

	BEF Foods				Corporate and Other	
	53 weeks ended		52 weeks ended		53 weeks ended	52 weeks ended
	April 29, 2016	% of Sales	April 24, 2015	% of Sales	April 29, 2016	April 24, 2015
Operating income (loss) as reported						
Net Sales	$ 387,615		$ 379,313		$ —	$ —
Cost of sales	172,974	44.6%	199,067	52.5%	—	—
Operating wage and fringe benefit expenses	42,171	10.9%	41,665	11.0%	—	—
Other operating expenses	52,430	13.5%	48,974	12.9%	—	—
Selling, general and administrative expenses	32,805	8.5%	29,712	7.9%	60,033	72,849
Depreciation and amortization expense	16,224	4.2%	17,141	4.5%	9,550	5,697
Impairments	—	—%	2,761	0.7%	—	—
Total as Reported	$ 71,011	18.3%	$ 39,993	10.5%	$ (69,583)	$ (78,546)
Adjustments						
Net Sales	—		—		—	—
Cost of sales	—		—		—	—
Operating wage and fringe benefit expenses	—		—		—	—
Other operating expenses	—		—		—	—
Selling, general and administrative expenses	(3,606)		(1,025)		(1,165)	(17,288)
Depreciation and amortization expense	—		—		—	—
Impairments	—		(2,761)		—	—
Total adjustments	3,606		3,786		1,165	17,288
Non-GAAP operating income (loss)						
Net Sales	387,615		379,313		—	—
Cost of sales	172,974	44.6%	199,067	52.5%	—	—
Operating wage and fringe benefit expenses	42,171	10.9%	41,665	11.0%	—	—
Other operating expenses	52,430	13.5%	48,974	12.9%	—	—
Selling, general and administrative expenses	29,199	7.5%	28,687	7.6%	58,868	55,561
Depreciation and amortization expense	16,224	4.2%	17,141	4.5%	9,550	5,697
Impairments	—	—%	—	—%	—	—
Total non-GAAP operating income (loss)	$ 74,617	19.3%	$ 43,779	11.5%	$ (68,418)	$ (61,258)

HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: Q1 FISCAL 2015

Q1 FY15	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	240,151		240,151		86,190		86,190		-	-
Cost of sales	63,211	26.3%	63,211	26.3%	50,957	59.1%	50,252	58.3%	-	-
Operating wages	94,840	39.5%	94,639	39.4%	9,589	11.1%	9,589	11.1%	-	-
Other operating	42,505	17.7%	42,505	17.7%	11,209	13.0%	7,003	8.1%	-	-
S,G&A	8,855	3.7%	22,482	9.4%	7,114	8.3%	16,365	19.0%	16,447	-
Depreciation and amortization	14,236	5.9%	15,341	6.4%	4,276	5.0%	4,632	5.4%	1,461	-
Impairments	1,577	0.7%	258	0.1%	-	0.0%	-	0.0%	-	-
Operating income	14,927	6.2%	1,715	0.7%	3,045	3.5%	(1,651)	-1.9%	(17,908)	-
Adjustments										
Operating wages	(14)		(14)		-		-		-	-
Other operating	(149)		(149)		-		-		-	-
S,G&A	(91)		(3,381)		(666)		(1,230)		(2,535)	-
Impairments	(1,577)		(258)		-		-		-	-
Total Adjustments	1,831		3,802		666		1,230		2,535	
Non-GAAP Operating Income										
Net sales	240,151		240,151		86,190		86,190		-	-
Cost of sales	63,211	26.3%	63,211	26.3%	50,957	59.1%	50,252	58.3%	-	-
Operating wages	94,826	39.5%	94,625	39.4%	9,589	11.1%	9,589	11.1%	-	-
Other operating	42,356	17.7%	42,356	17.6%	11,209	13.0%	7,003	8.1%	-	-
S,G&A	8,764	3.6%	19,101	8.0%	6,448	7.5%	15,135	17.6%	13,912	-
Depreciation and amortization	14,236	5.9%	15,341	6.4%	4,276	5.0%	4,632	5.4%	1,461	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	16,758	7.0%	5,517	2.3%	3,711	4.3%	(421)	-0.5%	(15,373)	-

*Reflects reclassification of:

- $1.3 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
- $0.2 million of restaurant wages from S,G&A to Operating wages for Bob Evans Restaurants
- $4.3 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $0.7 million of freight charges from Other operating expenses to Cost of sales for BEF Foods
- $0.6 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

All reclassifications made to conform prior year financials with current presentation

HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: Q2 FISCAL 2015

Q2 FY15	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	241,151		241,151		92,128		92,128		-	-
Cost of sales	64,165	26.6%	64,165	26.6%	51,847	56.3%	51,847	56.3%	-	-
Operating wages	94,834	39.3%	92,006	38.2%	10,779	11.7%	10,779	11.7%	-	-
Other operating	42,290	17.5%	42,702	17.7%	11,905	12.9%	7,271	7.9%	-	-
S,G&A	5,572	2.3%	20,777	8.6%	6,919	7.5%	15,245	16.5%	16,482	-
Depreciation and amortization	13,663	5.7%	14,789	6.1%	4,323	4.7%	4,686	5.1%	1,489	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Operating income	20,627	8.6%	6,712	2.8%	6,355	6.9%	2,300	2.5%	(17,971)	-
Adjustments										
Operating wages	(15)		(15)		-		-		-	-
Other operating	(115)		(115)		-		-		-	-
S,G&A	(7)		(2,803)		(17)		(946)		(3,725)	-
Total Adjustments	137		2,933		17		946		3,725	-
Non-GAAP Operating Income										
Net sales	241,151		241,151		92,128		92,128		-	-
Cost of sales	64,165	26.6%	64,165	26.6%	51,847	56.3%	51,847	56.3%	-	-
Operating wages	94,819	39.3%	91,991	38.1%	10,779	11.7%	10,779	11.7%	-	-
Other operating	42,175	17.5%	42,587	17.7%	11,905	12.9%	7,271	7.9%	-	-
S,G&A	5,565	2.3%	17,974	7.5%	6,902	7.5%	14,299	15.5%	12,757	-
Depreciation and amortization	13,663	5.7%	14,789	6.1%	4,323	4.7%	4,686	5.1%	1,489	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	20,764	8.6%	9,645	4.0%	6,372	6.9%	3,246	3.5%	(14,246)	-

*Reflects reclassification of:

- $2.8 million of restaurant wages from S,G&A to Operating wages for Bob Evans Restaurants
- $0.4 million of legal costs from Other operating expenses to S,G&A for Bob Evans Restaurants
- $4.0 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $0.7 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

All reclassifications made to conform prior year financials with current presentation

HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: Q3 FISCAL 2015

Q3 FY15	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	250,389		250,389		106,788		106,788		-	-
Cost of sales	69,134	27.6%	69,134	27.6%	55,410	51.9%	55,410	51.9%	-	-
Operating wages	98,317	39.3%	98,317	39.3%	10,799	10.1%	10,799	10.1%	-	-
Other operating	41,882	16.7%	41,882	16.7%	12,922	12.1%	7,214	6.8%	-	-
S,G&A	10,589	4.2%	27,348	10.9%	8,021	7.5%	18,997	17.8%	20,355	-
Depreciation and amortization	14,642	5.8%	15,693	6.3%	4,362	4.1%	4,710	4.4%	1,399	-
Impairments	1,672	0.7%	-	0.0%	-	0.0%	-	0.0%	-	-
Operating income	14,153	5.7%	(1,985)	-0.8%	15,274	14.3%	9,658	9.0%	(21,754)	-
Adjustments										
Operating wages	(230)		(230)		-		-		-	-
Other operating	(378)		(378)		-		-		-	-
S,G&A	(341)		(7,521)		(189)		(1,933)		(7,252)	-
Impairments	(1,672)		-		-		-		-	-
Total Adjustments	2,621		8,129		189		1,933		7,252	-
Non-GAAP Operating Income										
Net sales	250,389		250,389		106,788		106,788		-	-
Cost of sales	69,134	27.6%	69,134	27.6%	55,410	51.9%	55,410	51.9%	-	-
Operating wages	98,087	39.3%	98,087	39.1%	10,799	10.1%	10,799	10.1%	-	-
Other operating	41,504	16.6%	41,504	16.6%	12,922	12.1%	7,214	6.8%	-	-
S,G&A	10,248	4.0%	19,827	7.9%	7,832	7.3%	17,064	15.9%	13,103	-
Depreciation and amortization	14,642	5.8%	15,693	6.3%	4,362	4.1%	4,710	4.4%	1,399	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	16,774	6.7%	6,144	2.5%	15,463	14.5%	11,591	10.9%	(14,502)	-

*Reflects reclassification:

$1.7 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants

$4.3 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods

$1.4 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

All reclassifications made to conform prior year financials with current presentation

HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: Q4 FISCAL 2015

Q4 FY15	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	238,187		238,187		94,206		94,206		-	-
Cost of sales	62,167	26.1%	62,167	26.1%	40,853	43.4%	40,853	43.4%	-	-
Operating wages	93,882	39.4%	93,882	39.4%	10,499	11.1%	10,499	11.1%	-	-
Other operating	42,341	17.8%	42,341	17.8%	12,937	13.7%	7,558	8.0%	-	-
S,G&A	15,719	6.6%	30,882	13.0%	7,659	8.2%	20,651	21.9%	19,564	-
Depreciation and amortization	14,696	6.2%	15,709	6.6%	4,180	4.4%	4,514	4.8%	1,347	-
Impairments	2,851	1.2%	2,400	1.0%	2,761	2.9%	-	0.0%	-	-
Operating income	6,531	2.7%	(9,194)	-3.9%	15,317	16.3%	10,131	10.8%	(20,911)	-
Adjustments										
Operating wages	(11)		(11)		-		-		-	-
Other operating	(66)		(66)		-		-		-	-
S,G&A	(7,191)		(10,457)		(153)		(3,876)		(3,777)	-
Impairments	(2,851)		(2,400)		(2,761)		-		-	-
Total Adjustments	10,119		12,934		2,914		3,876		3,777	-
Non-GAAP Operating Income										
Net sales	238,187		238,187		94,206		94,206		-	-
Cost of sales	62,167	26.1%	62,167	26.1%	40,853	43.4%	40,853	43.4%	-	-
Operating wages	93,871	39.4%	93,871	39.4%	10,499	11.1%	10,499	11.1%	-	-
Other operating	42,275	17.7%	42,275	17.7%	12,937	13.7%	7,558	8.0%	-	-
S,G&A	8,528	3.6%	20,425	8.6%	7,506	8.0%	16,775	17.8%	15,787	-
Depreciation and amortization	14,696	6.2%	15,709	6.6%	4,180	4.4%	4,514	4.8%	1,347	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	16,650	7.0%	3,740	1.6%	18,231	19.4%	14,007	14.9%	(17,134)	-

*Reflects reclassification of:

- $0.5 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
- $4.4 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $2.8 million of impairment charges from S,G&A to Impairments for BEF Foods
- $1.0 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

All reclassifications made to conform prior year financials with current presentation

HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: FISCAL 2014

FY14	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	956,579		956,579		371,973		371,973		-	-
Cost of sales	244,871	25.6%	244,871	25.6%	206,906	55.6%	206,082	55.4%	-	-
Operating wages	365,698	38.2%	365,698	38.2%	40,609	10.9%	40,609	10.9%	-	-
Other operating	164,901	17.3%	164,901	17.3%	54,003	14.6%	31,926	8.6%	-	-
S,G&A	26,626	2.8%	80,723	8.4%	30,506	8.2%	68,781	18.5%	65,001	-
Depreciation and amortization	60,446	6.3%	63,872	6.7%	14,514	3.9%	15,584	4.2%	4,496	-
Impairments	13,850	1.4%	9,380	1.0%	3,000	0.8%	3,000	0.8%	-	-
Operating income	80,187	8.4%	27,134	2.8%	22,435	6.0%	5,991	1.6%	(69,497)	-
Adjustments										
Operating wages	-		-		49		49		-	-
Other operating	-		-		107		107		-	-
S,G&A	567		(5,971)		(4,125)		(4,074)		(2,017)	-
Depreciation and amortization	51		51		-		-		-	-
Impairments	(13,850)		(9,380)		(3,000)		(3,000)		-	-
Total Adjustments	13,232		15,300		6,969		6,918		2,017	-
Non-GAAP Operating Income										
Net sales	956,579		956,579		371,973		371,973		-	-
Cost of sales	244,871	25.6%	244,871	25.6%	206,906	55.6%	206,082	55.4%	-	-
Operating wages	365,698	38.2%	365,698	38.2%	40,658	10.9%	40,658	10.9%	-	-
Other operating	164,901	17.3%	164,901	17.3%	54,110	14.6%	32,033	8.6%	-	-
S,G&A	27,193	2.8%	74,752	7.8%	26,381	7.1%	64,707	17.4%	62,984	-
Depreciation and amortization	60,497	6.3%	63,923	6.7%	14,514	3.9%	15,584	4.2%	4,496	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	93,419	9.8%	42,434	4.4%	29,404	7.9%	12,909	3.5%	(67,480)	-

*Reflects reclassification:

- $4.4 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
- $18.6 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $4.3 million of marketing costs from S,G&A to Other operating expenses for BEF Foods
- $0.8 million of freight charges from Other operating expenses to Cost of sales for BEF Foods

All reclassifications made to conform prior year financials with current presentation